Exhibit 99.3

DEVON ENERGY CORPORATION 333 W. SHERIDAN AVE. OKLAHOMA CITY, OK 73102 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting – Go to www.virtualshareholdermeeting.com/DVN2026SM You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-690-6903 Use any touchtone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 3, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, 51 Mercedes Way, Edgewood, NY 11717, USA ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce costs incurred by Devon in making proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DEVON ENERGY CORPORATION The Board of Directors recommends a vote "FOR" Proposal 1. 1. Approve the issuance of shares of Devon Energy Corporation common stock to the holders of Coterra Energy Inc. common stock in connection with the merger, as contemplated by the Merger Agreement (the “Stock Issuance Proposal”). For ☐ Against ☐ Abstain ☐ The Board of Directors recommends a vote "FOR" Proposal 2. 2. Approve an amendment of Devon Energy Corporation’s restated certificate of incorporation to increase the number of authorized shares of common stock from 1,000,000,000 to 2,000,000,000 (the “Authorized Share Charter Amendment Proposal”, together with Stock Issuance Proposal, the “Devon Merger Proposals”). For ☐ Against ☐ Abstain ☐ The Board of Directors recommends a vote "FOR" Proposal 3. 3. Approve the adjournment of the Devon Energy Corporation special meeting of stockholders (the “Devon Special Meeting of Stockholders”), if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Devon Merger Proposals. For ☐ Against ☐ Abstain ☐ THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS. Please sign exactly as your name appears above, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign. When signing as a trustee, attorney, administrator, executors, corporate officer, guardian, custodian or other fiduciary, please include full title and authority as such. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy. Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date

2 Important Notice Regarding the Availability of Proxy Materials for the Devon Special Meeting of Stockholders The Notice and Joint Proxy Statement/Prospectus are available at www.proxyvote.com. ------------------------------------------------------------------------------------------------------------------------------------------------------------------ DEVON ENERGY CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appoints John E. Bethancourt, Clay M. Gaspar, and Christopher J. Kirt, or any one of them acting alone, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of common stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Devon Special Meeting of Stockholders (or any adjournment thereof) of Devon Energy Corporation to be held virtually at 10:00 a.m., Central Time, on May 4, 2026 via live audio webcast, accessible at www.virtualshareholdermeeting.com/DVN2026SM and at any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3 as set forth on the reverse side. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE STOCKHOLDER. TO THE EXTENT NO SUCH SPECIFICATIONS HAVE BEEN GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. Do not return your Proxy Card if you are voting by telephone or Internet. TO BE SIGNED ON REVERSE SIDE